Exhibit 10.1

Execution Version

FORBEARANCE AND AMENDMENT AGREEMENT

This FORBEARANCE AND AMENDMENT AGREEMENT (this “Agreement”), dated as of March 27, 2026, is entered into by:

(i) PALMETTO GOURMET FOODS, INC., a South Carolina corporation (“Palmetto US”);

(ii) Each of the other Borrowers and Guarantors identified on Schedule 1 hereto (such entities, collectively with Palmetto US the “Forbearance Parties” and each of the Forbearance Parties may also be referred to herein as a “Forbearance Party”); and

(iii) FRONTWELL CAPITAL PARTNERS INC. (“Lender”).

RECITALS

(a) The Forbearance Parties and Lender entered into that certain Credit Agreement, dated as of August 10, 2023 (as amended, modified, or supplemented from time to time, the “Credit Agreement”), pursuant to which Lender extended certain financial accommodations to, or for the benefit of, the Forbearance Parties.

(b) The Forbearance Parties have requested that Lender again forbear from exercising its rights and remedies with respect to each of the Specified Defaults during the Forbearance Period (as defined below).

(c) Lender has agreed to such forbearance requested by the Forbearance Parties only upon the terms and conditions set forth in this Agreement (including, without limitation, the Credit Agreement amendments set forth herein).

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1 Capitalized terms used in this Agreement, to the extent not otherwise defined in this Agreement, shall have the same meaning as in the Credit Agreement (as amended herein) and the other documents evidencing and securing the Indebtedness (the foregoing, collectively, the “Loan Documents”). As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Blocked Notes” means each of the promissory notes identified on Annex I to Schedule 2.1 attached hereto.

“Budget” means the projected 13 week cash operating budget, in form and substance satisfactory to the Lender at its sole discretion and as updated in accordance with Section 7.1(a) hereof.

“Company Advisor” means VRS Restructuring Services, LLC, a New Hampshire limited liability company.

“Enforcement Action” means (a) any action by any creditor to foreclose any lien (or purported lien) on any material assets of any Forbearance Party, (b) any action by any creditor (or its agent) to take possession of, consummate the sale of, or otherwise realize (judicially or non-judicially) upon any material assets of any Forbearance Party, and/or (c) the commencement by any creditor or its agent of any legal proceedings against or with respect to any Forbearance Party that could result in a judgment that would permit seizure or attachment of any material assets of any Forbearance Party. For the purposes hereof a material portion of assets shall mean assets having an aggregate value in excess of one hundred thousand dollars ($100,000).

“Forbearance Fee” means a fee equal to fifty thousand dollars ($50,000), fully earned, non-refundable and paid upon the effective date of this Agreement.

“Forbearance Default” means (i) the occurrence of any Event of Default (other than each Specified Default), unless such Event of Default has been otherwise expressly waived in writing by Lender, (ii) the failure of any Forbearance Party to comply with any term, condition, or covenant set forth in this Agreement in accordance with the terms of this Agreement, (iii) the failure of any representation or warranty made by any Forbearance Party under or in connection with this Agreement to be true, correct and complete in all respects as of the date when made, (iv) the commencement or continuation of any Enforcement Action against any Forbearance Party or any of its property, (v) any Forbearance Party (or Affiliate thereof) shall contest any term, provision, or acknowledgment contained in this Agreement, (vi) any Forbearance Party shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Forbearance Party under the Bankruptcy Code, (vii) the occurrence or existence of any event, act, condition or occurrence of whatever nature, whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, resulting in a Material Adverse Event from and after the date of this Agreement, (viii) the imposition of any lien or encumbrance against the Collateral that is senior to the liens in favor of the Lender (other than Permitted Liens arising under clauses (b)(i), (g), or (j) set forth in the definition of Permitted Liens), (ix) the commencement of any litigation or other proceeding by any Forbearance Party or any of its Affiliates against Lender or any of Lender’s Affiliates, (x) the termination of the engagement of the Company Advisor, except as otherwise permitted in Section 7.1(e), (xi) any holder of Blocked Notes that is payable upon demand issues a demand for repayment of such Blocked Notes, (xii) any holder of Blocked Notes accelerates the maturity of such Blocked Notes or otherwise commences any legal or other enforcement action against any Forbearance Party concerning the collection of such Blocked Notes, (xiii) any payment (whether in respect of principal, interest, or otherwise), is made in respect of any Blocked Notes, (xiv) the Proposed CRO ceases to be the Chief Restructuring Officer for any Forbearance Party following his installation, (xv) there is any modification or alteration (or purported modification or alteration) of the scope of powers and duties conferred upon the Chief Restructuring Officer (following the installation of the Proposed CRO as Chief Restructuring Officer), including, without limitation, any modification resulting from a modification of the scope of powers conferred upon the Forbearance Parties’ chief executive officer; or (xvi) the occurrence of any other matter concerning the Chief Restructuring Officer defined as a Forbearance Default in Section 7.1 hereof.

“Forbearance Period” means the period commencing at the time when all conditions to the effectiveness of this Agreement have been satisfied, and ending on the earliest to occur of (i) the date on which any Forbearance Default occurs and the Lender delivers to the Forbearance Parties a notice (including by electronic means) terminating the Forbearance Period, which notice may be delivered at any time upon or after the occurrence of any such Forbearance Default, (ii) the time at which an Event of Default under Section 8.1(d) of the Credit Agreement has occurred, without any requirement for notice or further action, or (iii) the Forbearance Outside Date.

“Forbearance Effective Date” shall have the meaning specified in Section 4.1 hereof.

“Forbearance Outside Date” means (a) 11:59 p.m., New York, New York time on April 27, 2026.

“Forbearance Party Subordinated Debt” shall have the meaning specified in Section 7.5 hereof.

“Known Existing Defaults” shall have the meaning specified in Section 2.1 hereof.

“Known Expected Defaults” shall have the meaning specified in Section 2.2 hereof.

“Proposed CRO” means Jeffrey Varsalone

“Refinancing Plan” shall have the meaning specified in Schedule 7.3 attached hereto.

“Released Parties” shall have the meaning specified in Section 10.11 hereof.

“Specified Defaults” shall have the meaning specified in Section 2.2 hereof.

ARTICLE 2
SPECIFIED DEFAULTS

Section 2.1 The Forbearance Parties agree and acknowledge that the Events of Default which are more particularly described on Schedule 2.1 attached hereto and incorporated herein by reference, have occurred and are continuing under the Credit Agreement (collectively, the “Known Existing Defaults”).

Section 2.2 The Forbearance Parties have informed the Lender that during the Forbearance Period, the following Events of Default are reasonably expected to occur (collectively, the “Known Expected Defaults”):

(a) One or more Events of Default under Section 8.1(b)(i) of the Credit Agreement, as a result of one or more failures by the Borrower to maintain at all times during the Forbearance Period, Excess Availability of not less than $4,375,000, as required by Section 7.1 of the Credit Agreement;

(b) One or more Events of Default under Section 8.1(b)(i) of the Credit Agreement, as a result of the issuance, from time to time, during the Forbearance Period, by Holdings, Palmetto US or both, of certain unsecured notes to one or more existing shareholders of Holdings, which notes are subject to a subordination agreement that is satisfactory to the Lender at its sole discretion, the proceeds of which are used by Holdings, Palmetto US or both to fund their respective on-going working capital requirements (it being understood that the issuance any such note issued by the Forbearance Parties that is not subject to a satisfactory subordination agreement approved by the Lender shall constitute a Forbearance Default and shall not qualify as a Known Expected Default);

(c) One or more Events of Default under Section 8.1(f) of the Credit Agreement, as a result of one or more breaches of any representation or warranty made by or on behalf of any Forbearance Party, arising from or as a result of, the occurrence and continuance of any Events of Default described in Sections 2.2(a) and 2.2(b) above and Section 2.2(d) below; and

(d) One or more Events of Default under Section 8.1(b)(i) of the Credit Agreement as a result of one or more failures by the Forbearance Parties to deliver timely to the Lender written notices of the occurrence and continuance of one or more of the Events of Default described in Sections 2.2(a), 2.2(b), and 2.2(c) above.

The Known Existing Defaults and the Known Expected Defaults are hereinafter sometimes referred to collectively as the “Specified Defaults” and each as a “Specified Default.”

ARTICLE 3
FORBEARANCE; CERTAIN AGREEMENTS

Section 3.1 Forbearance. During the Forbearance Period, unless otherwise expressly provided in this Agreement, Lender will not take any action, based solely on any Specified Default, (i) to accelerate the Obligations under the Loan Documents, or (ii) to exercise any Enforcement Action available to Lender under the Loan Documents or applicable law with respect to the Obligations. Notwithstanding anything to the contrary in the foregoing, in the Loan Documents, or otherwise, in no event shall Lender be obligated to or release any Collateral during the Forbearance Period or, if the Lender has not elected to waive each of the Specified Defaults, at any time thereafter. Upon termination of the Forbearance Period, Lender shall be entitled (but not required) to exercise any of its rights and remedies under this Agreement, the Loan Documents, or applicable law, including, without limitation, the right to enforce the liens on, and security interest in, the Collateral described in the Loan Documents, without further notice, demand, notice of intent to accelerate, notice of acceleration, presentment, protest or other formalities of any kind, all of which are hereby expressly waived by Forbearance Parties.

Section 3.2 No Obligation for Further Financial Accommodations. Each of the Forbearance Parties acknowledges that as a result of the Specified Defaults, the Lender is under no obligation to extend any further Revolving Loans or other financial accommodations to or for the benefit of the Forbearance Parties, provided, however, that the Lender is permitted (but not required) to extend further financial accommodations to the Borrower on terms satisfactory to the Lender at its sole discretion, including, without limitation, during the Forbearance Period. Any such financial accommodations provided by Lender shall automatically constitute Obligations subject to the Credit Agreement and other Loan Documents and secured by the Collateral.

Section 3.3 No Waiver. Lender has not waived, is not by this Agreement waiving, and has no present intention of waiving, any Default or Event of Default that may be continuing as of the effectiveness of this Agreement or any Default or Event of Default that may occur after the effectiveness of this Agreement (whether the same or similar to any Specified Default or otherwise), and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Default or Event of Default (other than with respect to each Specified Default and then only during the Forbearance Period), that may have occurred or is continuing as of the effectiveness of this Agreement or that may occur after the effectiveness of this Agreement.

Section 3.4 Continued Effectiveness of Certain Default-Triggered Provisions in Credit Agreement. Except as otherwise expressly provided in this Agreement, each Specified Default shall continue to constitute an actionable Event of Default for the purpose of triggering all limitations, restrictions or prohibitions on certain actions that may be taken, omitted or otherwise acquiesced to by or on behalf of Forbearance Parties pursuant to the Credit Agreement or any other Loan Document, and any actions or inactions taken or omitted or otherwise acquiesced to by or on behalf of the Forbearance Parties in violation of such provisions while any Default or Event of Default (including any Specified Default) exists will constitute additional Events of Default under the Credit Agreement and the other Loan Documents, as well as a Forbearance Default under this Agreement.

Section 3.5 No Assurances Regarding Extension of Forbearance Period. Without limiting the generality of the foregoing, no Forbearance Party will assert, claim or contend that any prior action or course of conduct by Lender, or actions taken (or omitted to be taken) by the Lender during the Forbearance Period constitutes an agreement or obligation to continue such action or course of conduct in the future, or a basis for altering any obligation of any Forbearance Party under this Agreement, the Credit Agreement or any other Loan Document or altering any right, privilege or remedy of Lender under this Agreement, the Credit Agreement or any other Loan Document. Each Forbearance Party hereby acknowledges and agrees that Lender has made no commitment as to how or whether any Specified Default will be resolved, nor has Lender given any assurances or commitments with respect to any additional or future forbearance, waiver or accommodation of any kind upon the expiration of the Forbearance Period, and each Forbearance Party agrees that Lender does not have any obligation to extend the Forbearance Period. Any agreement by Lender to extend the Forbearance Period must be set forth in writing and signed by a duly authorized signatory of Lender.

Section 3.6 Interest Rates during the Forbearance Period. Notwithstanding anything in this Agreement to the contrary, each Forbearance Party hereby agrees and acknowledges that Lender validly instituted the Default Rate of Interest in respect of the Obligations on December 9, 2025, that the Obligations have accrued interest at the Default Rate of interest since that date, and that such Obligations under the Loan Documents shall continue to accrue interest at the Default Rate (whether during or after the conclusion of the Forbearance Period).

ARTICLE 4
CONDITIONS PRECEDENT

Section 4.1 Conditions Precedent to this Agreement. The effectiveness of this Agreement against Lender is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied may be made in Lender’s sole option and sole discretion, as confirmed by the Lender or its counsel to the Forbearance Parties or their counsel by a written notice or email thereof (the date on which such written notice or email is delivered by the Lender or its counsel to the Forbearance Parties or their counsel is hereinafter referred to as the “Forbearance Effective Date”).

(a) The Forbearance Parties shall have executed and delivered this Agreement (and all other Loan Documents requested by Lender).

(b) Lender shall have received payment of the Forbearance Fee (which payment may, at the sole option of Lender, be implemented by charging the outstanding Obligations under the Credit Agreement).

(c) Lender shall have received evidence that all organizational proceedings necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby have been taken (exclusive of any actions needed to install the Proposed CRO as Chief Restructuring Officer, which may be taken within the time periods set forth on Schedule 7.3).

(d) Other than any Specified Default, all representations, warranties, covenants and agreements of the Forbearance Parties contained in the Loan Documents shall be true and correct in all material respects (except that for those representations and warranties already qualified by concepts of materiality, those representations and warranties shall be true and correct in all respects) at and as of the Forbearance Effective Date as though then made, except for such representations and warranties as by their terms expressly speak as of an earlier date.

(e) No Event of Default or Default (other than any Specified Default) shall have occurred and be continuing.

(f) Borrower shall pay on demand all fees and expenses incurred by Lender in connection with this Agreement and the other Loan Documents, including, but not limited to, the fees and expenses of Lender’s counsel and other advisors (which payment may, at the sole option of Lender, be implemented by charging the Obligations under the Credit Agreement).

ARTICLE 5
NO WAIVER

Section 5.1 Nothing contained in this Agreement shall be construed as a waiver by Lender of any covenant or provision of the Loan Documents, this Agreement, or of any other contract or instrument between Forbearance Parties, Lender, and Lender’s failure at any time or times hereafter to require strict performance by Forbearance Parties of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Documents, this Agreement and any other contract or instrument between any Forbearance Party and Lender. THIS AGREEMENT (AND THE TERMINATION OR EXPIRATION THEREOF) IS NOT TO BE CONSTRUED AS A CURE, WAIVER, OR FORGIVENESS OF ANY SPECIFIED DEFAULT.

ARTICLE 6

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 6.1 Ratification of Loan Documents and Liens. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Forbearance Party and Lender agrees that the Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Each Forbearance Party further expressly acknowledges and agrees that Lender has a valid, non-avoidable, enforceable, and perfected security interest in and lien against each item of Collateral described in the Loan Documents (and in furtherance thereof, each Forbearance Party hereby grants as of the Forbearance Effective Date to the Lender a security interest in and Lien against each Forbearance Party’s now or hereafter acquired accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, fixtures, general intangibles, goods, health-care-insurance receivables, instruments, inventory, investment property, letter-of-credit rights, money, supporting obligations, each other item of Collateral (or category thereof) described in any of the Loan Documents, and all accessions to, substitutions for, replacements, products, and cash and non-cash proceeds of, the foregoing, provided, however, that nothing in this Section shall grant a Lien or security interest upon any assets that constitute Excluded Property (as such term is defined in the U.S. Security Agreement)) and that such security interest and lien secures the payment Obligations and the performance of all other obligations of a Borrower under the Loan Documents.

Section 6.2 General Representations and Warranties. Each Forbearance Party hereby jointly and severally represents and warrants to Lender that as of the Forbearance Effective Date (a) the execution, delivery and performance of this Agreement and any and all Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite organizational action on the part of such Forbearance Party and does not violate the constituent organizational documents of such Forbearance Party, contravene any contractual restriction, any law, rule or regulation or court or administrative decree or order binding on or affecting such Forbearance Party or result in, or require the creation or imposition of, any Lien, security interest or encumbrance on any of the properties of such Forbearance Party; (b) this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by each Forbearance Party and are the legal, valid and binding obligation of each Forbearance Party, enforceable in accordance with their respective terms; (c) subject to the existence of each Specified Default, the representations and warranties contained in the Credit Agreement and any Loan Document are true and correct on and as of the Forbearance Effective Date and on and as of the date hereof, as though made on and as of each such date; (d) except for each Specified Default, no Default or Event of Default under the Credit Agreement has occurred and is continuing; (e) except for each Specified Default, no Event of Default has occurred and is continuing under the Credit Agreement and other Loan Documents; (f) no Forbearance Party has amended its constituent organizational documents after the Closing Date; (g) each Known Existing Default has occurred and is continuing; (h) Lender has no obligation to make additional loans or to extend any other financial accommodations to or for the benefit of any Forbearance Party; (i) absent the effectiveness of this Agreement and subject to applicable law, Lender is entitled to exercise immediately its rights and remedies under the Loan Documents, including, but not limited to, the right to accelerate the maturity of the Obligations and to the repossession and sale of the Collateral; and (j) the recitals in this Agreement are true and correct in all respects.

Section 6.3 Full Opportunity for Review; No Undue Influence. Each Forbearance Party has reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lender, any Lender, or any other Person.

Section 6.4 Outstanding Obligations. Each Forbearance Party hereby acknowledges, ratifies and confirms that (a) as of March 25, 2026, the outstanding Obligations under the Credit Agreement are no less than $16,116,215.30, plus accrued and unpaid interest, fees and other costs and expenses payable under the Credit Agreement and the other Loan Documents, (b) the obligation to repay such amounts is absolute and unconditional, and (c) there exists no right of set off, recoupment, counterclaim or defense of any nature whatsoever to the payment of such amounts.

Section 6.5 Ratification of Guaranties. Each Guarantor hereby acknowledges and consents to all of the terms and conditions of this Agreement and the other Loan Documents and hereby ratifies, confirms and agrees each guaranty to which it is a party to or for the benefit of Lender. Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Agreement or the Loan Documents shall adversely affect any right or remedy of the Lender under any guaranty to which such Guarantor is a party. Each Guarantor hereby represents and acknowledges that the execution and delivery of this Agreement and any other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective guaranty and shall not constitute a waiver by Lender of any of Lender’s rights against such Guarantor or any other guarantor.

ARTICLE 7

ADDITIONAL COVENANTS AND AGREEMENTS

Section 7.1 Additional Covenants of Forbearance Parties. The Forbearance Parties also agree to comply with the following:

(a) Weekly Cash Forecasts. The Forbearance Parties shall provide Lender, no later than Tuesday of each week, an updated, prospective 13 week cash Budget with a detailed explanation of any variances in such cash Budget from the cash Budget delivered for the immediately preceding week, in form and scope reasonably acceptable to Lender.

(b) Payments During Forbearance Period. The Forbearance Parties shall make all required payments to Lender under the Credit Agreement and Loan Documents at the regularly scheduled dates and times provided therein.

(c) Payment of Lender’s Expenses. Forbearance Parties shall pay on demand, all reasonable fees and expenses incurred by Lender in connection with this Agreement, the other Loan Documents, and the credit facilities relating thereto, including, but not limited to, fees and expenses of Holland & Knight LLP.

(d) No New Indebtedness and No Defaults on Material Indebtedness. During the Forbearance Period, no new Indebtedness shall be created, incurred, assumed, or permitted to exist by any Forbearance Party or any of its Subsidiaries, other than (i) Indebtedness in the form of unsecured, subordinated notes whose issuance will qualify for treatment as Known Expected Defaults under Section 2.2(b) of this Agreement or (ii) Indebtedness authorized by Lender in writing at its sole option.

(e) Continued Retention of Company Advisor. During the Forbearance Period, the Forbearance Parties shall continue the retention of the Company Advisor until the Proposed CRO is appointed as the Chief Restructuring Officer of each Forbearance Party, in accordance with Section 7.1(g) and Schedule 7.3, then at which time after the installation of the Proposed CRO as the Chief Restructuring Officer of each Forbearance Party, the engagement by the Forbearance Parties of the Company Advisor may be terminated by the Forbearance Parties.

(f) No Payments in Respect of Unsecured Notes. During the Forbearance Period, the Forbearance Parties shall not make any further payments (whether in respect of principal, interest, or otherwise) in respect of any of the Blocked Notes.

(g) CRO Retention; No Termination or Modification of CRO’s Engagement or Scope. On or before the deadline set forth on Schedule 7.3, the Forbearance Parties shall have taken all corporate governance steps, and obtained all board, shareholder, and other approvals, needed to retain and install the Proposed CRO as the Chief Restructuring Officer for each of the Forbearance Parties. Such retention shall ensure that the Proposed CRO (as Chief Restructuring Officer) will be an executive officer of each of the Forbearance Parties, with general authority to take any and all actions for and on behalf of each Forbearance Party, including, without limitation, approving budgets, approving other operational strategies or matters, negotiating, documenting, and consummating any new financings, refinancings, debt issuances, and equity issuances, or any other transaction contemplated in the capital plan delivered in accordance with the milestone on Schedule 7.3. As Chief Restructuring Officer, the Proposed CRO will have powers at least as broad as the chief executive officer of each Forbearance Party (with such chief executive officer presently being Reza Soltanzadeh). To the extent that any action of the Forbearance Parties’ chief executive officer would require further approval from the board of directors under the terms of the Forbearance Parties’ organizational documents (i.e. the charter and bylaws) as in effect immediately prior to the date hereof, or require approval of the Forbearance Parties’ shareholders under applicable law, any such action sought to be taken by Chief Restructuring Officer will also require such approval from the board of directors or shareholders (as applicable) with respect to such requested action requiring further board of director or shareholder approval. In the event that any decision, order, or proposed action ordered to be undertaken by the Chief Restructuring Officer shall conflict with any decision, action, or order rendered by any other officer of any Forbearance Party, the decision, directive, or order rendered by the Chief Restructuring Officer shall control (and be deemed to have overruled any contrary direction or order provided by any other officer of any Forbearance Party). In the event that (A) any instruction or direction by the Chief Restructuring Officer is overruled (or purported to be overruled) by any officer, director, board of directors, or shareholder of any Forbearance Party, (B) any Forbearance Party fails to take any action (or refrain from taking any action) as directed by the Chief Restructuring Officer, or (C) the board of directors or shareholders fail to approve any action recommended by the Chief Restructuring Officer (and supported by the Lender) that requires board of director approval or shareholder approval, any such event in (A) – (C) shall constitute an immediate Forbearance Default.

Section 7.2 Additional Forbearance Reporting Matters.

(a) In addition to and not in limitation of any provision of the Credit Agreement, Forbearance Parties shall provide and shall cause their Affiliates, the Company Advisor, and the Chief Restructuring Officer to provide Lender and Lender’s employees, representatives, appraisers, auditors and advisors reasonable access to the Forbearance Parties’ books, records, and other information as shall be required by Lender, and to make available, without restriction, Forbearance Parties’ and such Affiliates’ officers, employees, accountants, appraisers, auditors, advisors, appraisers, and agents (including the Company Advisor and Chief Restructuring Officer) for discussions with Lender, Lender’s employees, representatives, appraisers, auditors and advisors. The Forbearance Parties shall, no more than 24 hours after any request by the Lender or its advisors for any books, records, or other information or access requested by the Lender or its advisors, provide all such books, records, and other information or access requested by the Lender or its advisors concerning the Forbearance Parties.

(b) The Chief Restructuring Officer shall hold a weekly status call with the Lender and its advisors, scheduled for a day and time each week during normal business hours to be mutually agreed upon among the Chief Restructuring Officer and Lender, to discuss the Forbearance Parties’ restructuring efforts, operational matters, and strategies for satisfying their obligations to the Lender. Consistent with Section 7.2(a) above, the Chief Restructuring Officer shall also meet with the Lender, and provide access to other information concerning the Forbearance Parties, upon the request of the Lender, at times other than the scheduled weekly status call.

(c) The Forbearance Parties shall provide the Lender with any other documentation requested by Lender and its advisors regarding any proposed cash receipts and disbursements during the Forbearance Period, including, without limitation, detail regarding projected cash disbursements for a particular week and detail supporting the actual disbursements made during any week of determination.

Section 7.3 Compliance With Forbearance Milestones. The Forbearance Parties shall ensure that each of the forbearance milestones set forth on Schedule 7.3 of this Agreement shall be satisfied on or before the correlative deadline for such milestone set forth on Schedule 7.3

Section 7.4 Reserve Administration Matters. The Forbearance Parties acknowledge and agree that as of the date of this Agreement, the Lender has validly imposed a $600,000 general Reserve. During the Forbearance Period, the Lender agrees to refrain from imposing further, general Reserves solely as a result of any Specified Default; provided, however, that the Lender shall retain full discretion and authority to impose any further Reserves as a result of the occurrence of any Event of Default (other than any Specified Default) or any other matter not known to the Lender on the date of this Agreement concerning the Borrowing Base or Collateral.

Section 7.5 Subordination of Intercompany Indebtedness.

(a) Each Forbearance Party hereby agrees that any indebtedness of any other Forbearance Party now or hereafter owing to such Forbearance Party, whether heretofore, now or hereafter created (the “Forbearance Party Subordinated Debt”), is hereby subordinated to the payment in full, in cash of the Obligations and that the Forbearance Party Subordinated Debt shall not be paid in whole or in part until the Obligations shall have been paid in full, in cash and the Loan Documents are terminated and of no further force or effect. No Forbearance Party shall accept any payment of or on account of any Forbearance Party Subordinated Debt at any time in contravention of the foregoing. Each payment on the Forbearance Party Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Forbearance Party as trustee for the Lender and shall be paid over to the Lender immediately on account of the Obligations, but without otherwise affecting in any manner such Forbearance Party’s liability hereunder.

(b) Each Forbearance Party hereby expressly and irrevocably subordinates to the prior payment in full, in cash, of the Obligations any and all rights pursuant to any laws or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses (other than full payment, in immediately available cash funds, of the Obligations and other than no performance is at a particular time due) available to a surety, guarantor or accommodation co-obligor until the Obligations have been paid in full, in cash, but in no event may any Forbearance Party exercise any of the foregoing (even after such payment in full) in respect of any assets acquired (or in the case where the equity interests of a Person are acquired, such Equity Interests and the assets of such Person and its subsidiaries) by Lender or any foreclosure purchaser on account of the Obligations or any foreclosure upon all or any portion of the collateral securing the Obligations.

ARTICLE 8

CREDIT AGREEMENT AMENDMENTS

Section 8.1 Amendments to Credit Agreement. On the effective date of this Agreement, each of the Forbearance Parties and Lender agree to the following amendments to the Credit Agreement. Such amendments are conditioned upon the occurrence of the effectiveness of this Agreement and shall not take effect until the effectiveness of this Agreement:

(a) The definition of “Applicable Margin” within Section 1.1 of the Credit Agreement shall be amended and restated as follows:

“Applicable Margin” means, as of any date of determination, (a) with respect to Revolving Loans which bear interest based on the Prime Rate, 6.50% per annum, (b) with respect to the Term Loan which bears interest based on the Prime Rate, 6.75% per annum, (c) with respect to Revolving Loans which bear interest based on the Base Rate, 6.50% per annum, and (d) with respect to the Term Loan which bears interest based on the Base Rate, 6.75% per annum.

(b) Section 12 of Schedule 5.1 of the Credit Agreement is amended to add the following clause 12(e) immediately after clause 12(d):

(e) within one (1) Business Day after the same become publicly available, copies of all annual reports, quarterly reports, periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the U.S. Securities and Exchange Commission, or with any national securities exchange.

ARTICLE 9

[RESERVED]

Section 9.1 [Reserved].

ARTICLE 10
MISCELLANEOUS PROVISIONS

Section 10.1 Survival of Representations and Warranties. All representations and warranties made in any Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 10.2 Limitation on Relationship between Parties. The relationship of Lender, on the one hand, and the Forbearance Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Agreement, any instrument, document, or agreement delivered in connection therewith or in the Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.

Section 10.3 Expenses of Lender. The Forbearance Parties agree, jointly and severally, to pay on demand all reasonable costs and out-of-pocket expenses incurred by Lender in connection with the preparation, negotiation, execution and enforcement of this Agreement and the Loan Documents and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under any Loan Document, including, without limitation, the costs and fees of Lender’s legal counsel and the fees, costs and expenses incurred by Lender in the employment of auditors and/or consultants to perform work on Lender’s behalf to audit, appraise, monitor and otherwise review any and all portions of the Collateral. Any such costs may, at the sole option of Lender, be charged and added to the outstanding Obligations under the Credit Agreement.

Section 10.4 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 10.5 Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Forbearance Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender, and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement, except that (a) upon its effectiveness in accordance with Article 4, this Agreement shall be binding on Lender, and (b) the provisions of Section 10.11 of this Agreement shall inure to the benefit of the Released Parties.

Section 10.6 Amendments; Interpretation. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of each Forbearance Party and Lender, and no waiver of any provision of this Agreement or consent to any departure by any Forbearance Party therefrom, shall in any event be effective without the written concurrence of Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand upon any Forbearance Party in any case shall entitle any Forbearance Party to any other or further notice or demand in similar or other circumstances. No prior drafts of this Agreement or any negotiations regarding the terms contained in those drafts shall be admissible in any court to vary or interpret the terms of this Agreement. In the event of any inconsistency between the terms of this Agreement and any Loan Document, this Agreement shall govern and control. The parties hereto have had the opportunity to be represented by counsel in their negotiations of the terms of this Agreement, and therefore, no provision of this Agreement shall be construed against any party hereto on the theory that such party drafted such provision.

Section 10.7 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Each party to this Agreement agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.

Section 10.8 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 10.9 Further Assurances. Each Forbearance Party agrees to execute such other and further documents and instruments as Lender may request to implement the provisions of this Agreement and to perfect and protect the Liens and security interests created by the Credit Agreement and the other Loan Documents.

Section 10.10 Applicable Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT TO THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS CHOSEN TO GOVERN THE CREDIT AGREEMENT.

Section 10.11 Release. EACH FORBEARANCE PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, RECOUPMENT, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF, ITS LIABILITY TO REPAY THE OBLIGATIONS ARISING UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR ANY OF LENDER’S AFFILIATES. EACH FORBEARANCE PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, AND LENDER’S PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, REPRESENTATIVES, OWNERS, AFFILIATES, SUCCESSORS, TRANSFEREES AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH FORBEARANCE PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND/OR NEGOTIATION OF, OR EXECUTION OF, THIS AGREEMENT. IT IS AGREED THAT THE SCOPE OF THIS RELEASE UNDER THIS PARAGRAPH SHALL INCLUDE ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABILITY OF LENDER OR ANY OTHER RELEASED PARTY. EACH FORBEARANCE PARTY HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO A RELEASED PARTY’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT, THE OBLIGATIONS, INDEBTEDNESS AND OTHER OBLIGATIONS OF A FORBEARANCE PARTY TO A RELEASED PARTY. EACH FORBEARANCE PARTY AGREES TO INDEMNIFY AND HOLD EACH RELEASED PARTY HARMLESS FROM ANY AND ALL MATTERS RELEASED PURSUANT TO THIS PARAGRAPH. EACH FORBEARANCE PARTY ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO SUCH FORBEARANCE PARTY, ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH SUCH MATTERS RELEASED PURSUANT TO THE OTHER PROVISIONS OF THIS PARAGRAPH. EACH FORBEARANCE PARTY REPRESENTS AND WARRANTS TO LENDER THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE, OR INTEREST OF A FORBEARANCE PARTY IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF EACH FORBEARANCE PARTY’S CLAIMS WITH RESPECT TO ALL SUCH MATTERS. THE PROVISIONS OF THIS SECTION 10.11 AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO LENDER ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF LENDER TO A FORBEARANCE PARTY OR ANY OTHER PERSON, (C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING; OR VIOLATION OF ANY OBLIGATION, DUTY OR AGREEMENT OF LENDER TO A FORBEARANCE PARTY OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST ANY RELEASED PARTY BY A FORBEARANCE PARTY OR ANY OTHER PERSON FOR ANY PURPOSE.

Section 10.12 Waiver of Jury Trial Right and Other Matters. EACH OF THE FORBEARANCE PARTIES HEREBY WAIVES (i) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH ANY FORBEARANCE PARTY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF ITS RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UCC; (v) ANY RIGHT ANY FORBEARANCE PARTY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE LENDER TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF ANY FORBEARANCE PARTY UNTIL TERMINATION OF THE CREDIT AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY THE FORBEARANCE PARTIES, AND BY ANY PERSON WHO PROVIDES FUNDS THAT ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT RELEASING ALL CLAIMS AGAINST LENDER AND INDEMNIFYING LENDER FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY LENDER FROM ANY FORBEARANCE PARTY, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 10.11 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND THE FORBEARANCE PARTIES EACH ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER’S ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWER AND THE OTHER FORBEARANCE PARTIES. EACH OF THE FORBEARANCE PARTIES WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 10.13 Waiver of Service. EACH FORBEARANCE PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH FORBEARANCE PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH FORBEARANCE PARTY, AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR, IF APPLICABLE, RELEVANT OTHER LOAN DOCUMENT, AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) CALENDAR DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF THE RELEVANT FORBEARANCE PARTY OR ANY OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF SUCH FORBEARANCE PARTY FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). LENDER’S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. EACH FORBEARANCE PARTY IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 10.14 Submission to Jurisdiction. EACH FORBEARANCE PARTY AGREES THAT ALL DISPUTES AMONG THEM AND LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE APPELLATE COURT FROM ANY THEREOF. EACH FORBEARANCE PARTY WAIVES IN ALL DISPUTES ANY OBJECTION THAT ANY OF THEM MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE WHICH COURT SHALL HAVE BEEN CHOSEN IN ACCORDANCE WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO ANY LOAN DOCUMENT AGAINST ANY FORBEARANCE PARTY OR ITS PROPERTY IN THE COURTS OF ANY JURISDICTION.

Section 10.15 Final Agreement. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED, AND SUPERSEDES ALL PRIOR PROPOSALS, NEGOTIATIONS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. IN ENTERING INTO THIS AGREEMENT, THE FORBEARANCE PARTIES EACH ACKNOWLEDGE THAT THEY ARE RELYING ON NO STATEMENT, REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF ANY KIND MADE BY LENDER OR ANY OF ITS EMPLOYEES OR AGENTS EXCEPT FOR THE AGREEMENTS OF LENDER SET FORTH HEREIN. THIS AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10.16 No Waiver; Strict Performance. Each Forbearance Party hereby acknowledges and agrees that (a) no failure or delay by Lender in exercising any right, power or remedy under this Agreement or under any of the Loan Documents shall operate as a waiver thereof, (b) no failure or delay by Lender to insist upon the strict performance by such Forbearance Party of any term, condition, covenant or agreement or to exercise any right, power or remedy as a result of the breach thereof shall constitute a waiver of any such term, condition, covenant or agreement or of any breach thereof or preclude Lender from insisting on the strict performance thereof, and (c) no single or partial exercise of any right, power or remedy of Lender shall preclude further exercise of any right, power or remedy.

Section 10.17 Confidentiality. The parties hereto expressly stipulate and agree that both the content and existence of statements and communications among the parties created during the Forbearance Period shall remain protected and no part of any oral or written communication from Lender or any Lender during such negotiations shall be admissible or subject to discovery in any case or proceeding, including, without limitation, proof of admissions of liability. The foregoing prohibition is intended to be broader than the restrictions on admissibility contained in Rule 408 of the Federal Rules of Evidence and analogous state law rules or doctrines. Notwithstanding the foregoing, (a) this paragraph shall not pertain to information which, in the absence of this Agreement, would be available for inspection or review by the Lender pursuant to the Loan Documents; and (b) this Agreement itself (without regard to any other evidence of conduct or communications or any nature whatsoever) shall be admissible in a judicial, dispute resolution or similar proceeding involving one or more of the parties hereto.

Section 10.18 Time is of Essence. Time is of the essence of each and every covenant, condition and provision of this Agreement to be performed by a Forbearance Party.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement has been executed on the date first above written, to be effective upon satisfaction of the conditions set forth in this Agreement

FRONTWELL CAPITAL PARTNERS INC.,
as Lender

By	/s/ John Ho
Name:	John Ho
Title:	Chief Financial Officer

Signature Page to Forbearance Agreement (Mar 2026)

PALMETTO GOURMET FOODS, INC.,
as Borrower and Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)

PGF REAL ESTATE I, INC.,
as Borrower and Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)

PGF REAL ESTATE II, INC.,
as Borrower and Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)

BOREALIS FOODS INC.,
as Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)

BOREALIS IP INC.,
as Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)

PALMETTO GOURMET FOODS (CANADA) INC.,
as Guarantor

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

Signature Page to Forbearance Agreement (Mar 2026)